United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 7, 2017 (July 3, 2017)

Date of Report (Date of earliest event reported)

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida de la Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2017, the Board of Directors (“Board”) of PharmaCyte Biotech, Inc., a Nevada corporation (“Company”), appointed Michael M. Abecassis, M.D. (“Dr. Abecassis”) to the Board to fill a vacancy created by the departure of certain members of the Board in October 2014.

In connection with the appointment of Dr. Abecassis to the Board, the Company entered into a letter agreement (“Director Agreement”) with Dr. Abecassis pursuant to which the Company agreed to pay Dr. Abecassis $12,500 in cash for each calendar quarter of service on the Board and agreed to issue him annually: (i) 500,000 fully-paid, non-assessable shares of the Company’s restricted common stock (“Shares”); and (ii) a five-year option to purchase 500,000 Shares (“Option”) at an exercise price equal to the fair market value of the Company’s Shares on the date of the grant. The Shares and the Option were fully vested on the date of the grants. The Board approved the initial issuances of the Shares and the Option on July 3, 2017, and the Option has an exercise price of $0.058 per share.

The foregoing description of the Director Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Director Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated July 10, 2017, regarding the appointment of Dr. Abecassis to the Board. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement between the Company and Dr. Abecassis dated June 29, 2017.

99.1	The Company’s press release dated July 10, 2017 (furnished pursuant to Item 7.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2017

PHARMACYTE BIOTECH, INC.

By:	/s/ Kenneth L. Waggoner
Kenneth L. Waggoner Chief Executive Officer President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between the Company and Dr. Abecassis dated June 29, 2017.

99.1	The Company’s press release dated July 10, 2017 (furnished pursuant to Item 7.01).

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